Exhibit 4.2
TWENTIETH SUPPLEMENTAL INDENTURE
     TWENTIETH SUPPLEMENTAL INDENTURE, dated as of December 5, 2008 (the “Twentieth Supplemental Indenture”) among Allied Waste North America, Inc., a Delaware corporation (the “Company”), Allied Waste Industries, Inc., a Delaware corporation (“Allied”), the Company and Allied each having its principal place of business at 18500 North Allied Way, Phoenix, Arizona 85054, Republic Services, Inc., a Delaware corporation (“Republic”), and each of the entities identified on Schedule A hereto (the “Republic Subsidiary Guarantors”, and together with Republic, the “Republic Guarantors”) and on Schedule B hereto (the “Allied Subsidiary Guarantors”) and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), as trustee (the “Trustee”).
WITNESSETH:
     WHEREAS, the Company, Allied, the sole stockholder of the Company, the subsidiary guarantors party thereto, and the Trustee executed and delivered an Indenture, dated as of December 23, 1998 (the “Senior Indenture”), to provide for the issuance by the Company from time to time of debt securities evidencing its indebtedness;
     WHEREAS, pursuant to Fourth, Fifth, Seventh and Nineteenth Supplemental Indentures, dated as of July 30, 1999, December 29, 1999, June 20, 2001 and December 2, 2008, respectively, certain additional subsidiaries of the Company guaranteed the obligations of the Company under the Senior Indenture;
     WHEREAS, pursuant to resolutions adopted by the Board of Directors of the Company, the Company issued:
     (i) $350,000,000 aggregate principal amount of its 6 1/2% Senior Notes due 2010 (the “2010 Notes”) pursuant to an Eleventh Supplemental Indenture, dated as of November 10, 2003;
     (ii) $400,000,000 aggregate principal amount of its 5 3/4% Senior Notes due 2011 (the “2011A Notes”) pursuant to a Twelfth Supplemental Indenture, dated as of January 27, 2004;
     (iii) $275,000,000 aggregate principal amount of its 6 3/8% Senior Notes due 2011 (the “2011B Notes”) pursuant a Fifteenth Supplemental Indenture, dated as of April 20, 2004;
     (iv) $450,000,000 aggregate principal amount of its 7 7/8% Senior Notes due 2013 (the “2013 Notes”) pursuant to a Tenth Supplemental Indenture, dated as of April 9, 2003;
     (v) $425,000,000 aggregate principal amount of its 6 1/8% Senior Notes due 2014 (the “2014A Notes”) pursuant to a Thirteenth Supplemental Indenture, dated as of January 27, 2004;
     (vi) $400,000,000 aggregate principal amount of its 7 3/8% Senior Unsecured Notes due 2014 (the “2014B Notes”) pursuant to a Fourteenth Supplemental Indenture, dated as of April 20, 2004;
     (vii) $600,000,000 aggregate principal amount of its 7 1/4% Senior Notes due 2015 (the “2015 Notes”) pursuant to a Sixteenth Supplemental Indenture, dated as of March 9, 2005;

     (viii) $600,000,000 aggregate principal amount of its 7 1/8% Senior Notes due 2016 (the “2016 Notes”) pursuant a Seventeenth Supplemental Indenture, dated as of May 17, 2006; and
     (ix) $750,000,000 aggregate principal amount of its 6 7/8% Senior Notes due 2017 (the “2017 Notes”, and, together with the 2010 Notes, the 2011A Notes, the 2011B Notes, the 2013 Notes, the 2014A Notes, the 2014B Notes, the 2015 Notes and the 2016 Notes, the “Notes”) pursuant to an Eighteenth Supplemental Indenture, dated as of March 12, 2007 (the Eighteenth Supplemental Indenture, together with the Tenth through Seventeenth Supplemental Indentures referred to in clauses (i)-(viii) above, the “Establishing Supplemental Indentures”, and together with the Senior Indenture as supplemented by each supplemental indenture thereto through the Nineteenth Supplemental Indenture, the “Indenture”);
     WHEREAS, Republic has entered into an Agreement and Plan of Merger, dated as of June 22, 2008, as amended, pursuant to which Republic will acquire 100% of the outstanding capital stock of Allied through a merger of RS Merger Wedge, Inc., a wholly owned subsidiary of Republic, with and into Allied (the “Merger”);
     WHEREAS, the Republic Subsidiary Guarantors have each delivered its guarantee (as the same may be amended, modified, waived, restated, supplemented, amended and restated, refinanced or replaced from time to time, the “Republic Credit Facility Guaranty”), and the Allied Subsidiary Guarantors have each delivered its guarantee, effective upon the date following the effective date of this Twentieth Supplemental Indenture (as the same may be amended, modified, waived, restated, supplemented, amended and restated, refinanced or replaced from time to time, the “Allied Credit Facility Subsidiary Guaranty”) in connection with each of (i) that certain Credit Agreement, dated as of April 26, 2007, among Republic, Bank of America, N. A., as administrative agent, swing line lender and L/C issuer, Citibank, N. A., as syndication agent, JPMorgan Chase Bank, N.A., Barclays Bank PLC, and SunTrust Bank, as co-documentation agents, and certain other lenders thereto, as amended by Amendment No. 1 to Credit Agreement, dated as of September 18, 2008 (as the same may be amended, modified, waived, restated, supplemented, amended and restated, refinanced or replaced from time to time (“Initial Republic Credit Facility”) and (ii) that certain Credit Agreement, dated as of September 18, 2008, among Republic, Bank of America, N. A., as administrative agent, swing line lender and L/C issuer, JPMorgan Chase Bank, N. A., as syndication agent, Barclays Bank PLC, BNP Paribas, and The Royal Bank of Scotland, as co-documentation agents, and certain other lenders thereto (as the same may be amended, modified, waived, restated, supplemented, amended and restated, refinanced or replaced from time to time hereafter, the “Supplemental Republic Credit Facility” and together with the Initial Republic Credit Facility, the “Republic Credit Facility”);
     WHEREAS, the Republic Credit Facility will replace that certain Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005, among the Company, Allied, certain lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and Citicorp North America, Inc., as Syndication Agent, as amended;
     WHEREAS, the Republic Credit Facility is unsecured;
     WHEREAS, pursuant to resolutions adopted by the board of directors, partners or members, as the case may be, of each of the Republic Guarantors, each of the Republic Guarantors has duly authorized the guarantee of the Company’s obligations under the Notes and the Indenture (“Republic Guarantee”);

     WHEREAS, the Republic Guarantee will facilitate the obtaining of enhanced ratings of the Notes from Moody’s Investors Services, Inc. (“Moody’s”) and from Standard & Poors Ratings Group (“S&P”);
     WHEREAS, Section 15.4(d) of the Indenture provides for certain conditions regarding the release of the Allied Subsidiary Guarantors from their obligations under their senior guarantees of the Notes;
     WHEREAS, Section 1.01(12)(j) of each of the Establishing Supplemental Indentures permits the Company to designate any of its subsidiaries as “Unrestricted Subsidiaries” and additionally provides for certain covenants concerning the designation of a subsidiary of the Company as an Unrestricted Subsidiary;
     WHEREAS, Section 1.01(12)(c) of each of the Establishing Supplemental Indentures provides for the elimination of certain covenants under the Establishing Supplemental Indentures upon the occurrence of certain conditions, including the attainment of certain ratings of the Notes (“Covenant Fall-Away Event”); and
     WHEREAS, Section 8.1(j) of the Indenture permits the execution and delivery of Supplemental Indentures by the Trustee, the Company, Allied and the Allied Subsidiary Guarantors, without the consent of any Holders of the Notes, for the purpose of curing any ambiguity, or to make any other provisions with respect to matters arising under the Indenture which shall not be inconsistent with the provisions of the Indenture, provided that such action shall not adversely affect in any material respect the interest of the Holders of Securities of any series under the Indenture;
     NOW THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or any series thereof, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
     SECTION 1.01 Definitions.
     All capitalized terms used herein without definition shall have the meanings specified in the Indenture.
     SECTION 1.02 Provisions of General Application.
     All rules of construction and other provisions of general application set forth in Article 1 of the Indenture are hereby incorporated herein by reference.

     SECTION 1.03 Effectiveness.
     This Twentieth Supplemental Indenture shall become effective upon the effectiveness of the Merger without any further action of any of the parties hereto.
ARTICLE TWO
GUARANTEE
     SECTION 2.01 Senior Guarantee
     A. Guarantee. Each of the Republic Guarantors hereby jointly and severally unconditionally guarantees for the benefit of each Holder of a Note that has been authenticated and delivered by the Trustee, and for the benefit of the Trustee on behalf of each such Holder, in accordance with the terms and conditions of this Twentieth Supplemental Indenture, the due and punctual payment of the principal of, premium, if any, and interest on such Note when and as the same shall become due and payable, whether at its Stated Maturity or following acceleration, call for redemption, purchase or otherwise, in each case in accordance with the terms and conditions of such Note and the Indenture. In case of the failure of the Company punctually to make any such payment, each Republic Guarantor hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company. This is a guaranty of payment, not of collection. Except as expressly provided in the Indenture or any Supplemental Indenture to which the Republic Guarantors are parties or any Note, each Republic Guarantor further agrees that the obligations guaranteed hereunder may be amended, supplemented, modified, restated, extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any such amendment, supplement, modification, extension or renewal of any such obligation.
     B. Release of Republic Guarantors.
          (i) Concurrently with the satisfaction and discharge of the Indenture under Section 4.1 of the Senior Indenture, the Republic Guarantors shall be released from all of their obligations under this Twentieth Supplemental Indenture.
          (ii) Concurrently with the defeasance of the Notes under Section 4.4 of the Senior Indenture or the agreement defeasance of the Notes under Section 4.5 of the Senior Indenture, the Republic Guarantors shall be released from all of their obligations under this Twentieth Supplemental Indenture.
          (iii) Upon the consummation of any transaction (whether involving a sale or other disposition of securities, a merger or otherwise) whereby any Republic Subsidiary Guarantor ceases to be a Subsidiary of Republic, such Republic Subsidiary Guarantor shall automatically without further action on the part of the Trustee or any Holder of the Notes, be released from all obligations under this Twentieth Supplemental Indenture.
          (iv) Concurrently with the termination of any Republic Subsidiary Guarantor’s obligations under its guarantees provided with respect to the Republic Credit Facility (including, but not limited to the Republic Credit Facility Guaranty), or upon the release of any Republic

Subsidiary Guarantor from its obligations under the Republic Credit Facility Guaranty, such Republic Subsidiary Guarantor shall automatically, without further action on the part of the Trustee or any Holder of the Notes, be released from all of its obligations under this Twentieth Supplemental Indenture.
ARTICLE THREE
ALLIED SUBSIDIARY GUARANTOR REAFFIRMATION;
UNRESTRICTED SUBSIDIARIES
     SECTION 3.01 Reaffirmation.
     Notwithstanding the release of the collateral securing the Credit Facility and any interpretation of the provisions of Section 15.4(d) of the Indenture to the contrary, each of the Allied Subsidiary Guarantors hereby jointly and severally reaffirms its obligations under its Subsidiary Guarantee (including but not limited to any Senior Guarantee under any supplemental indenture delivered in respect to the Senior Indenture) and each Allied Subsidiary Guarantor shall continue to be as and from the date of the Senior Indenture or the supplemental indenture to which it is party creating such Subsidiary Guarantee, as applicable, a “Subsidiary Guarantor” within the meaning of and for all purposes of the Indenture.
     SECTION 3.02 Unrestricted Subsidiaries.
     Notwithstanding the occurrence of a Covenant Fall-Away Event and notwithstanding any interpretation of the provisions of Section 1.01(12)(c) of each of the Establishing Supplemental Indentures to the contrary, the provisions of the first paragraph and the last paragraph of Section 1.01(12)(j) of each of the Establishing Supplemental Indentures shall continue in effect subsequent to the occurrence of a Covenant Fall-Away Event.
ARTICLE FOUR
CONCERNING THE TRUSTEE
     SECTION 4.01 Acceptance of Trusts.
     The Trustee accepts the trusts hereunder and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture and in this Twentieth Supplemental Indenture, to all of which the Company and the Republic Guarantors agree and the Holders of Notes at any time outstanding by their acceptance thereof agree.
     SECTION 4.02 No Responsibility of the Trustee for Recitals, etc.
     The recitals and statements contained in this Twentieth Supplemental Indenture shall be taken as the recitals and statements of the Company and the Republic Guarantors, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Twentieth Supplemental Indenture.

ARTICLE FIVE
MISCELLANEOUS PROVISIONS
     SECTION 5.01 Binding Agreement; Assignments.
     Whenever in this Twentieth Supplemental Indenture any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Republic Guarantor that are contained in this Twentieth Supplemental Indenture shall bind and inure to the benefit of each party hereto and their respective successors and assigns.
     SECTION 5.02 Relation to Indenture.
     This Twentieth Supplemental Indenture and all the terms and provisions herein contained shall form a part of the Indenture as fully and with the same effect as if all such terms and provisions had been set forth in the Indenture and each and every term and condition contained in the Indenture shall apply to this Twentieth Supplemental Indenture with the same force and effect as if the same were set forth in full in this Twentieth Supplemental Indenture, with such omissions, variations and modifications thereof as may be appropriate to make each such term and condition consistent with this Twentieth Supplemental Indenture. The Indenture is hereby ratified and confirmed and shall remain and continue in full force and effect in accordance with the terms and provisions thereof, as supplemented and amended by this Twentieth Supplemental Indenture and the Indenture and this Twentieth Supplemental Indenture shall be read, taken and construed together as one instrument.
     SECTION 5.03 Counterparts.
     This Twentieth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Signatures on Following Next Pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Twentieth Supplemental Indenture to be duly executed as of the day and year first above written.

ALLIED WASTE NORTH AMERICA, INC.
By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Assistant Secretary

ALLIED WASTE INDUSTRIES, INC., as Guarantor of the Notes
By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Vice President, Assistant Secretary & Deputy General Counsel

[Signature page to AWNA Supplemental Indenture]

REPUBLIC SERVICES, INC., as Guarantor of the Notes
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Vice President, Finance & Treasurer

[Signature page to AWNA Supplemental Indenture]

Each of the Republic Subsidiary Guarantors listed on
Schedule A hereto, as guarantor of the Notes by:

A D A J CORPORATION
ATLAS TRANSPORT, INC.
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.
BERKELEY SANITARY SERVICE, INC.
BLT ENTERPRISES OF OXNARD, INC.
CROCKETT SANITARY SERVICE, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
PERDOMO & SONS, INC.
POTRERO HILLS LANDFILL, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
SOLANO GARBAGE COMPANY
WEST CONTRA COSTA ENERGY RECOVERY COMPANY
WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
ZAKAROFF SERVICES
COMPACTOR RENTAL SYSTEMS OF DELAWARE, INC.
OHIO REPUBLIC CONTRACTS, II, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA HOLDING COMPANY, INC.
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF MICHIGAN HOLDING COMPANY, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

REPUBLIC WASTE SERVICES OF TEXAS GP, INC.
REPUBLIC WASTE SERVICES OF TEXAS LP, INC.
ENVIROCYCLE, INC.
REPUBLIC SERVICES AVIATION, INC.
SCHOFIELD CORPORATION OF ORLANDO
ARC DISPOSAL COMPANY, INC.
CWI OF ILLINOIS, INC.
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
CALVERT TRASH SYSTEMS, INCORPORATED
HONEYGO RUN RECLAMATION CENTER, INC.
FLL, INC.
RELIABLE DISPOSAL, INC.
TAY-BAN CORPORATION
TRI-COUNTY REFUSE SERVICE, INC.
CWI OF MISSOURI, INC.
REPUBLIC SERVICES REAL ESTATE HOLDING, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC SILVER STATE DISPOSAL, INC.
OHIO REPUBLIC CONTRACTS, INC.
McCUSKER RECYCLING, INC.
BARKER BROTHERS WASTE INCORPORATED
NORTHWEST TENNESSEE DISPOSAL CORPORATION
623 LANDFILL, INC.
SANDY HOLLOW LANDFILL CORP.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF COLORADO HAULING, LLC
REPUBLIC SERVICES OF COLORADO I, LLC
ARIANA, LLC
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES OF CALIFORNIA I, LLC
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA TRANSPORTATION, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC WASTE SERVICES OF SOUTHERN CALIFORNIA, LLC
RITM, LLC
RUBBISH CONTROL, LLC
CENTRAL VIRGINIA PROPERTIES, LLC
WAYNE DEVELOPERS, LLC
AGRICULTURAL ACQUISITIONS, LLC
REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN HAULING, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NORTH CAROLINA, LLC
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP
By:	REPUBLIC SILVER STATE DISPOSAL, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES OF FLORIDA GP, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES OF GEORGIA GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

[Signature page to AWNA Supplemental Indenture]

REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES OF WISCONSIN GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

RWS TRANSPORT, L.P.
By:	REPUBLIC WASTE SERVICES OF TEXAS GP, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC WASTE SERVICES OF TEXAS, LTD.
By:	REPUBLIC WASTE SERVICES OF TEXAS GP, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

[Signature page to AWNA Supplemental Indenture]

OCEANSIDE WASTE AND RECYCLING SERVICES
By:	REPUBLIC SERVICES, INC., Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

[Signature page to AWNA Supplemental Indenture]

Each of the Allied Subsidiary Guarantors Listed on
Schedule B hereto, as Guarantor of the Securities.
by:

ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY-LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

ALLIED WASTE OF CALIFORNIA, INC.
ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF BULLHEAD CITY, INC.
ALLIED WASTE SERVICES OF COLORADO, INC.
ALLIED WASTE SERVICES OF LAKE HAVASU CITY, INC.
ALLIED WASTE SERVICES OF MESA, INC.
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF PHOENIX, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SERVICES OF YUMA, INC.
ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF NEW JERSEY, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

AMERICAN DISPOSAL TRANSFER SERVICES OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
APACHE JUNCTION LANDFILL CORPORATION
AREA DISPOSAL, INC.
ATLANTIC WASTE HOLDING COMPANY, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN MANAGEMENT, INC.
BBCO, INC.
BELLEVILLE LANDFILL, INC.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY, INC.
BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, INC.
BFI INTERNATIONAL, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NEW JERSEY, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

BIO-MED OF OREGON, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BROWNING-FERRIS FINANCIAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BUNTING TRASH SERVICE, INC.
CAPITOL RECYCLING AND DISPOSAL, INC.
CAVE CREEK TRANSFER STATION, INC.
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.
CHARTER EVAPORATION RESOURCE RECOVERY SYSTEMS

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

CHEROKEE RUN LANDFILL, INC.
CITIZENS DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY LANDFILL, INC.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
EAGLE INDUSTRIES LEASING, INC.
EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT COUNTY, INC.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ENVIRONMENTAL DEVELOPMENT CORP.
ENVIRONMENTAL RECLAMATION COMPANY
ENVIRONTECH, INC.
EVERGREEN SCAVENGER SERVICE, INC.
F. P. McNAMARA RUBBISH REMOVAL INC.
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

G. VAN DYKEN DISPOSAL INC.
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.
GEORGIA RECYCLING SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GULFCOAST WASTE SERVICE, INC.
HARLAND’S SANITARY LANDFILL, INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
ISLAND WASTE SERVICES LTD.
JETTER DISPOSAL, INC.
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE HAVASU LF SERVICES, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL, INC.
LIBERTY WASTE HOLDINGS, INC.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
MANUMIT OF FLORIDA, INC.
McINNIS WASTE SYSTEMS, INC.
MESA DISPOSAL, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MOUNTAIN HOME DISPOSAL, INC.
NATIONSWASTE CATAWBA REGIONAL LANDFILL, INC.
NATIONSWASTE, INC.
NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEWCO WASTE SYSTEMS OF NEW JERSEY, INC.
NOBLE ROAD LANDFILL, INC.
NORTHLAKE TRANSFER, INC.
OAKLAND HEIGHTS DEVELOPMENT, INC.
OSCAR’S COLLECTION SYSTEM OF FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PALOMAR TRANSFER STATION, INC.
PARADISE WASTE TS, INC.
PELTIER REAL ESTATE COMPANY
PINAL COUNTY LANDFILL CORP.
PITTSBURG COUNTY LANDFILL, INC.
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RESOURCE RECOVERY, INC.
RISK SERVICES, INC.
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

ROYAL HOLDINGS, INC.
S & S RECYCLING, INC.
SALINE COUNTY LANDFILL, INC.
SAN MARCOS NCRRF, INC.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SHRED — ALL RECYCLING SYSTEMS INC.
SOURCE RECYCLING, INC.
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC. [DE]
SUBURBAN TRANSFER, INC. [IL]
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAYLOR RIDGE LANDFILL, INC.
TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL SOLID WASTE RECYCLERS, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
TRICIL (N.Y.), INC.
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

[Signature page to AWNA Supplemental Indenture]

VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LANDFILL IL, INC.
WDTR, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing corporations

DINVERNO, INC.
By:	/s/ Roger A. Groen, Jr.
	Name:	Roger A. Groen, Jr.
	Title:	President

[Signature page to AWNA Supplemental Indenture]

ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE OF NEW JERSEY-NEW YORK, LLC
ALLIED WASTE RECYCLING SERVICES OF NEW HAMPSHIRE, LLC
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE SYSTEMS OF NORTH CAROLINA, LLC
ALLIED WASTE SYSTEMS OF PENNSYLVANIA, LLC
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF CALIFORNIA, LLC

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

ALLIED WASTE TRANSFER SERVICES OF FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ANDERSON REGIONAL LANDFILL, LLC
ANSON COUNTY LANDFILL NC, LLC
AUTAUGA COUNTY LANDFILL, LLC
AWIN LEASING II, LLC
BFGSI, L.L.C.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC
BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BRIDGETON LANDFILL, LLC
BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS INDUSTRIES, LLC
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CARBON LIMESTONE LANDFILL, LLC
CHILTON LANDFILL, LLC
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL, LLC
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

CUMBERLAND COUNTY DEVELOPMENT COMPANY, LLC
D & L DISPOSAL, L.L.C.
E LEASING COMPANY, LLC
ECDC ENVIRONMENTAL, L.C.
ELLIS SCOTT LANDFILL MO, LLC
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, L.L.C.
FLINT HILL ROAD, LLC
FOREST VIEW LANDFILL, LLC
FRONTIER WASTE SERVICES (COLORADO), LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA L.L.C.
GATEWAY LANDFILL, LLC
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
H LEASING COMPANY, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
HARRISON COUNTY LANDFILL, LLC
JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT COMPANY, LLC
KANDEL ENTERPRISES, LLC
LEE COUNTY LANDFILL SC, LLC
LEMONS LANDFILL, LLC
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF McCOOK, L.L.C.

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LORAIN COUNTY LANDFILL, LLC
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MENANDS ENVIRONMENTAL SOLUTIONS, LLC
MISSOURI CITY LANDFILL, LLC
N LEASING COMPANY, LLC
NEW YORK WASTE SERVICES, LLC
NORTHEAST LANDFILL, LLC
OBSCURITY LAND DEVELOPMENT, LLC
OKLAHOMA CITY LANDFILL, L.L.C.
PACKERTON LAND COMPANY, L.L.C.
PINECREST LANDFILL OK, LLC
POLK COUNTY LANDFILL, LLC
PRINCE GEORGE’S COUNTY LANDFILL, LLC
S LEASING COMPANY, LLC
SAN DIEGO LANDFILL SYSTEMS, LLC
SAND VALLEY HOLDINGS, L.L.C.
SHOW-ME LANDFILL, LLC
SOUTHEAST LANDFILL, LLC
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC
ST. JOSEPH LANDFILL, LLC
TOTAL ROLL-OFFS, L.L.C.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WEBSTER PARISH LANDFILL, L.L.C.
WILLOW RIDGE LANDFILL, LLC

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary of each of the foregoing limited liability companies

[Signature page to AWNA Supplemental Indenture]

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
McCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

[Signature page to AWNA Supplemental Indenture]

SOUTHWEST LANDFILL TX, LP TESSMAN ROAD LANDFILL TX, LP TURKEY CREEK LANDFILL TX, LP VICTORIA LANDFILL TX, LP WHISPERING PINES LANDFILL TX, LP
By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, LIMITED PARTNERSHIP
By:	BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

BENTON COUNTY DEVELOPMENT COMPANY
CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT COMPANY

By:	Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Assistant Secretary

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

[Signature page to AWNA Supplemental Indenture]

BENSON VALLEY LANDFILL GENERAL PARTNERSHIP BLUE RIDGE LANDFILL GENERAL PARTNERSHIP GREEN VALLEY LANDFILL GENERAL PARTNERSHIP MOREHEAD LANDFILL GENERAL PARTNERSHIP
By:	Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Assistant Secretary

By:	Browning-Ferris Industries of Tennessee, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

RABANCO COMPANIES
By:	Rabanco, Ltd., as General Partner of the foregoing general partnership

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

By:	Rabanco Recycling, Inc., as General Partner of the foregoing general partnership

By:	/s/ Jo Lynn White
	Name:	Jo Lynn White
	Title:	Secretary

[Signature page to AWNA Supplemental Indenture]

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee
By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

[Signature page to AWNA Supplemental Indenture]

SCHEDULE A

NAME OF REPUBLIC
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
623 Landfill, Inc.	Virgina
ADAJ Corporation	California
Agricultural Acquisitions, LLC	Indiana
Arc Disposal Company, Inc.	Illinois
Ariana, LLC	Delaware
Atlas Transport, Inc.	California
Barker Brothers Waste Incorporated	Tennessee
Bay Collection Services, Inc.	California
Bay Environmental Management, Inc.	California
Bay Landfills, Inc.	California
Bay Leasing Company, Inc.	California
Berkeley Sanitary Service, Inc.	California
BLT Enterprises of Oxnard, Inc.	California
Calvert Trash Systems, Incorporated	Maryland
Central Virginia Properties, LLC	Georgia
Compactor Rental Systems of Delaware, Inc.	Delaware
Consolidated Disposal Service, L.L.C.	Delaware
Continental Waste Industries, L.L.C.	Delaware
Crockett Sanitary Service, Inc.	California
CWI of Illinois, Inc.	Illinois
CWI of Missouri, Inc.	Missouri
Envirocycle, Inc.	Florida
FLL, Inc.	Michigan
Golden Bear Transfer Services, Inc.	California
Honeygo Run Reclamation Center, Inc.	Maryland
McCusker Recycling, Inc.	Pennsylvania
Northwest Tennessee Disposal Corporation	Tennessee
Oceanside Waste and Recycling Services	California
Ohio Republic Contracts, II, Inc.	Delaware
Ohio Republic Contracts, Inc.	Ohio
Perdomo & Sons, Inc.	California
Potrero Hills Landfill, Inc.	California
Reliable Disposal, Inc.	Michigan
Republic Dumpco, Inc.	Nevada
Republic Enivronmental Technologies, Inc.	Nevada
Republic Ohio Contracts, LLC	Ohio
Republic Services Aviation, Inc.	Florida
Republic Services Financial LP, Inc.	Delaware

NAME OF REPUBLIC
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Republic Services Financial, Limited Partnership	Delaware
Republic Services Group, LLC	Delaware
Republic Services Holding Company, Inc.	Delaware
Republic Services of Arizona Hauling, LLC	Arizona
Republic Services of California Holding Company, Inc.	Delaware
Republic Services of California I, LLC	Delaware
Republic Services of California II, LLC	Delaware
Republic Services of Colorado Hauling, LLC	Colorado
Republic Services of Colorado I, LLC	Colorado
Republic Services of Florida GP, Inc.	Delaware
Republic Services of Florida LP, Inc.	Delaware
Republic Services of Florida, Limited Partnership	Delaware
Republic Services of Georgia GP, LLC	Delaware
Republic Services of Georgia LP, LLC	Delaware
Republic Services of Georgia, Limited Partnership	Delaware
Republic Services of Indiana LP, Inc.	Delaware
Republic Services of Indiana Transportation, LLC	Delaware
Republic Services of Indiana, Limited Partnership	Delaware
Republic Services of Kentucky, LLC	Kentucky
Republic Services of Michigan Hauling, LLC	Michigan
Republic Services of Michigan Holding Company, Inc.	Delaware
Republic Services of Michigan I, LLC	Michigan
Republic Services of Michigan II, LLC	Michigan
Republic Services of Michigan III, LLC	Michigan
Republic Services of Michigan IV, LLC	Michigan
Republic Services of Michigan V, LLC	Michigan
Republic Services of New Jersey, LLC	Delaware
Republic Services of North Carolina, LLC	North Carolina
Republic Services of Ohio Hauling, LLC	Ohio
Republic Services of Ohio I, LLC	Ohio
Republic Services of Ohio II, LLC	Ohio
Republic Services of Ohio III, LLC	Ohio
Republic Services of Ohio IV, LLC	Ohio
Republic Services of Pennsylvania, LLC	Delaware
Republic Services of South Carolina, LLC	Delaware
Republic Services of Southern California, LLC	Delaware
Republic Services of Virginia, LLC	Virgina

NAME OF REPUBLIC
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Republic Services of Wisconsin GP, LLC	Delaware
Republic Services of Wisconsin LP, LLC	Delaware
Republic Services of Wisconsin, Limited Partnership	Delaware
Republic Services Real Estate Holding, Inc.	North Carolina
Republic Services Vasco Road, LLC	Delaware
Republic Services, Inc.	Delaware
Republic Silver State Disposal, Inc.	Nevada
Republic Transportation Services of Canada, Inc.	Ontario, Canada
Republic Waste Services of Southern California, LLC	Delaware
Republic Waste Services of Texas GP, Inc.	Delaware
Republic Waste Services of Texas LP, Inc.	Delaware
Republic Waste Services of Texas, Ltd.	Texas
RI/Alameda Corp.	California
Richmond Sanitary Service, Inc.	California
RITM, LLC	Delaware
Rubbish Control, LLC	Delaware
RWS Transport, L.P.	Delaware
Sandy Hollow Landfill Corp.	West Virginia
Schofield Corporation of Orlando	Florida
Solano Garbage Company	California
Southern Illinois Regional Landfill, Inc.	Illinois
Tay-Ban Corporation	Michigan
Tri-County Refuse Service, Inc,	Michigan
Wayne Developers, LLC	Georgia
West Contra Costa Energy Recovery Company	California
West Contra Costa Sanitary Landfill, Inc.	California
West County Landfill, Inc.	California
West County Resource Recovery, Inc.	California
Zakaroff Services	California

SCHEDULE B

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Abilene Landfill TX, LP	Delaware
Action Disposal, Inc.	Texas
Ada County Development Company, Inc.	Idaho
Adrian Landfill, Inc.	Michigan
ADS of Illinois, Inc.	Illinois
ADS, Inc.	Oklahoma
Agri-Tech, Inc. of Oregon	Oregon
Alabama Recycling Services, Inc.	Alabama
Albany—Lebanon Sanitation, Inc.	Oregon
Allied Acquisition Pennsylvania, Inc.	Pennsylvania
Allied Acquisition Two, Inc.	Massachusetts
Allied Enviroengineering, Inc.	Delaware
Allied Gas Recovery Systems, L.L.C.	Delaware
Allied Green Power, Inc.	Delaware
Allied Nova Scotia, Inc.	Delaware
Allied Services, LLC	Delaware
Allied Transfer Systems of New Jersey, LLC	New Jersey
Allied Waste Alabama, Inc.	Delaware
Allied Waste Company, Inc.	Delaware
Allied Waste Environmental Management Group, LLC	Delaware
Allied Waste Hauling of Georgia, Inc.	Georgia
Allied Waste Holdings (Canada) Ltd.	Delaware
Allied Waste Industries (Arizona), Inc.	Arizona
Allied Waste Industries (New Mexico), Inc.	New Mexico
Allied Waste Industries (Southwest), Inc.	Arizona
Allied Waste Industries of Georgia, Inc.	Georgia
Allied Waste Industries of Illinois, Inc.	Illinois
Allied Waste Industries of Northwest Indiana, Inc.	Indiana
Allied Waste Industries of Tennessee, Inc.	Tennessee
Allied Waste Industries, Inc. (Parent)	Arizona
Allied Waste Landfill Holdings, Inc.	Delaware
Allied Waste Niagara Falls Landfill, LLC	New York
Allied Waste of California, Inc.	California
Allied Waste of Long Island, Inc.	New York
Allied Waste of New Jersey, Inc.	New Jersey
Allied Waste of New Jersey-New York, LLC	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Allied Waste Recycling Services of New Hampshire, LLC	Delaware
Allied Waste Rural Sanitation, Inc.	Delaware
Allied Waste Services of Bullhead City, Inc.	Delaware
Allied Waste Services of Colorado, Inc.	Delaware
Allied Waste Services of Lake Havasu City, Inc.	Delaware
Allied Waste Services of Massachusetts, LLC	Massachusetts
Allied Waste Services of Mesa, Inc.	Delaware
Allied Waste Services of North America, LLC	Delaware
Allied Waste Services of Page, Inc.	Idaho
Allied Waste Services of Phoenix, Inc.	Delaware
Allied Waste Services of Stillwater, Inc.	Oklahoma
Allied Waste Services of Yuma, Inc.	Delaware
Allied Waste Sycamore Landfill, LLC	Delaware
Allied Waste Systems Holdings, Inc.	Delaware
Allied Waste Systems of Arizona, LLC	Arizona
Allied Waste Systems of Colorado, LLC	Colorado
Allied Waste Systems of Indiana, LLC	Delaware
Allied Waste Systems of Michigan, LLC	Michigan
Allied Waste Systems of Montana, LLC	Montana
Allied Waste Systems of New Jersey, LLC	New Jersey
Allied Waste Systems of North Carolina, LLC	North Carolina
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania
Allied Waste Systems, Inc.	Delaware
Allied Waste Transfer Services of Arizona, LLC	Delaware
Allied Waste Transfer Services of California, LLC	California
Allied Waste Transfer Services of Florida, LLC	Florida
Allied Waste Transfer Services of Iowa, LLC	Iowa
Allied Waste Transfer Services of Lima, LLC	Ohio
Allied Waste Transfer Services of New York, LLC	New York
Allied Waste Transfer Services of North Carolina, LLC	North Carolina
Allied Waste Transfer Services of Oregon, LLC	Oregon
Allied Waste Transfer Services of Rhode Island, LLC	Delaware
Allied Waste Transfer Services of Utah, Inc.	Utah
Allied Waste Transportation, Inc.	Delaware
American Disposal Services of Illinois, Inc.	Delaware
American Disposal Services of Kansas, Inc.	Kansas
American Disposal Services of Missouri, Inc.	Oklahoma
American Disposal Services of New Jersey, Inc.	Delaware
American Disposal Services of West Virginia, Inc.	Delaware
American Disposal Services, Inc.	Delaware
American Disposal Transfer Services of Illinois, Inc.	Delaware
American Materials Recycling Corp.	New Jersey
American Sanitation, Inc.	Idaho
American Transfer Company, Inc.	New York

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Anderson Regional Landfill, LLC	Delaware
Anson County Landfill NC, LLC	Delaware
Apache Junction Landfill Corporation	Arizona
Area Disposal, Inc.	Illinois
Atlantic Waste Holding Company, Inc.	Massachusetts
Attwoods of North America, Inc.	Delaware
Autauga County Landfill, LLC	Alabama
Automated Modular Systems, Inc.	New Jersey
Autoshred, Inc.	Missouri
AWIN Leasing Company, Inc.	Delaware
AWIN Leasing II, LLC	Ohio
AWIN Management, Inc.	Delaware
BBCO, Inc.	Delaware
Belleville Landfill, Inc.	Missouri
Benson Valley Landfill General Partnership	Kentucky
Benton County Development Company	Indiana
BFGSI, L.L.C.	Delaware
BFI Atlantic, Inc.	Delaware
BFI Energy Systems of Albany, Inc.	Delaware
BFI Energy Systems of Delaware County, Inc.	Delaware
BFI Energy Systems of Essex County, Inc.	New Jersey
BFI Energy Systems of Hempstead, Inc.	Delaware
BFI Energy Systems of Niagara II, Inc.	Delaware
BFI Energy Systems of Niagara, Inc.	Delaware
BFI Energy Systems of SEMASS, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut,	Delaware
Limited Partnership
BFI International, Inc.	Delaware
BFI REF-FUEL, INC.	Delaware
BFI Trans River (GP), Inc.	Delaware
BFI Transfer Systems of Alabama, LLC	Delaware
BFI Transfer Systems of DC, LLC	Delaware
BFI Transfer Systems of Georgia, LLC	Delaware
BFI Transfer Systems of Maryland, LLC	Delaware
BFI Transfer Systems of Massachusetts, LLC	Massachusetts
BFI Transfer Systems of Mississippi, LLC	Delaware
BFI Transfer Systems of New Jersey, Inc.	New Jersey
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania
BFI Transfer Systems of Texas, LP	Delaware
BFI Transfer Systems of Virginia, LLC	Delaware
BFI Waste Services of Indiana, LP	Delaware
BFI Waste Services of Pennsylvania, LLC	Pennsylvania
BFI Waste Services of Tennessee, LLC	Delaware
BFI Waste Services of Texas, LP	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
BFI Waste Services, LLC	Delaware
BFI Waste Systems of Alabama, LLC	Delaware
BFI Waste Systems of Arkansas, LLC	Delaware
BFI Waste Systems of Georgia, LLC	Delaware
BFI Waste Systems of Indiana, LP	Delaware
BFI Waste Systems of Kentucky, LLC	Delaware
BFI Waste Systems of Louisiana, LLC	Delaware
BFI Waste Systems of Massachusetts, LLC	Massachusetts
BFI Waste Systems of Mississippi, LLC	Delaware
BFI Waste Systems of Missouri, LLC	Delaware
BFI Waste Systems of New Jersey, Inc.	New Jersey
BFI Waste Systems of North America, LLC	Delaware
BFI Waste Systems of North Carolina, LLC	Delaware
BFI Waste Systems of Oklahoma, LLC	Oklahoma
BFI Waste Systems of South Carolina, LLC	Delaware
BFI Waste Systems of Tennessee, LLC	Delaware
BFI Waste Systems of Virginia, LLC	Delaware
Bio-Med of Oregon, Inc.	Oregon
Blue Ridge Landfill General Partnership	Kentucky
Blue Ridge Landfill TX, LP	Delaware
Bond County Landfill, Inc.	Delaware
Borrego Landfill, Inc.	California
Borrow Pit Corp.	Illinois
Brenham Total Roll-Offs, LP	Delaware
Brickyard Disposal & Recycling, Inc.	Illinois
Bridgeton Landfill, LLC	Delaware
Bridgeton Transfer Station, LLC	Delaware
Browning-Ferris Financial Services, Inc.	Delaware
Browning-Ferris Industries Chemical Services, Inc.	Nevada
Browning-Ferris Industries of California, Inc.	California
Browning-Ferris Industries of Florida, Inc.	Delaware
Browning-Ferris Industries of Illinois, Inc.	Delaware
Browning-Ferris Industries of New Jersey, Inc.	New Jersey
Browning-Ferris Industries of New York, Inc.	New York
Browning-Ferris Industries of Ohio, Inc.	Delaware
Browning-Ferris Industries of Tennessee, Inc.	Tennessee
Browning-Ferris Industries, Inc.	Massachusetts
Browning-Ferris Industries, LLC	Delaware
Browning-Ferris Services, Inc.	Delaware
Browning-Ferris, Inc.	Maryland
Brunswick Waste Management Facility, LLC	Delaware
Bunting Trash Service, Inc.	Colorado
Butler County Landfill, LLC	Delaware
C & C Expanded Sanitary Landfill, LLC	Michigan
Cactus Waste Systems, LLC	Arizona
Camelot Landfill TX, LP	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Capitol Recycling and Disposal, Inc.	Oregon
Carbon Limestone Landfill, LLC	Ohio
Cave Creek Transfer Station, Inc.	Delaware
CC Landfill, Inc.	Delaware
CECOS International, Inc.	New York
Cefe Landfill TX, LP	Delaware
Celina Landfill, Inc.	Ohio
Central Arizona Transfer, Inc.	Arizona
Central Sanitary Landfill, Inc.	Michigan
Chambers Development of North Carolina, Inc.	North Carolina
Charter Evaporation Resource Recovery Systems	California
Cherokee Run Landfill, Inc.	Ohio
Chilton Landfill, LLC	Delaware
Citizens Disposal, Inc.	Michigan
City-Star Services, Inc.	Michigan
Clarkston Disposal, Inc.	Michigan
Clinton County Landfill Partnership	Indiana
Cocopah Landfill, Inc.	Delaware
Copper Mountain Landfill, Inc.	Delaware
Corvallis Disposal Co.	Oregon
County Disposal (Ohio), Inc.	Delaware
County Disposal, Inc.	Delaware
County Environmental Landfill, LLC	Ohio
County Land Development Landfill, LLC	Ohio
County Landfill, Inc.	Delaware
County Line Landfill Partnership	Indiana
Courtney Ridge Landfill, LLC	Delaware
Crescent Acres Landfill, LLC	Louisiana
Crow Landfill TX, L.P.	Delaware
Cumberland County Development Company, LLC	Virginia
D & L Disposal, L.L.C.	Delaware
Dallas Disposal Co.	Oregon
Delta Container Corporation	California
Delta Dade Recycling Corp.	Florida
Delta Paper Stock, Co.	California
Delta Resources Corp.	Florida
Delta Site Development Corp.	Florida
Delta Waste Corp.	Florida
Dempsey Waste Systems II, Inc.	Ohio
Denver RL North, Inc.	Colorado
Desarrollo del Rancho La Gloria TX, LP	Texas
Dinverno, Inc.	Michigan
DTC Management, Inc.	Indiana
E Leasing Company, LLC	Delaware
Eagle Industries Leasing, Inc.	Michigan
East Chicago Compost Facility, Inc.	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
ECDC Environmental of Humboldt County, Inc.	Delaware
ECDC Environmental, L.C.	Utah
ECDC Holdings, Inc.	Delaware
El Centro Landfill, L.P.	Texas
Elder Creek Transfer & Recovery, Inc.	California
Ellis County Landfill TX, LP	Delaware
Ellis Scott Landfill MO, LLC	Delaware
Environmental Reclamation Company	Illinois
Environtech, Inc.	Delaware
Envotech-Illinois L.L.C.	Delaware
Evergreen Scavenger Service, Inc.	Delaware
Evergreen Scavenger Service, L.L.C.	Delaware
F. P. McNamara Rubbish Removal Inc.	Massachusetts
Flint Hill Road, LLC	South Carolina
Forest View Landfill, LLC	Delaware
Fort Worth Landfill TX, LP	Delaware
Forward, Inc.	California
Fred Barbara Trucking Co., Inc.	Illinois
Frontier Waste Services (Colorado), LLC	Colorado
Frontier Waste Services (Utah), LLC	Utah
Frontier Waste Services of Louisiana L.L.C.	Louisiana
Frontier Waste Services, L.P.	Texas
G. Van Dyken Disposal Inc.	Michigan
Galveston County Landfill TX, LP	Delaware
Gateway Landfill, LLC	Georgia
GEK, Inc.	Alabama
General Refuse Rolloff Corp.	Delaware
General Refuse Service of Ohio, L.L.C.	Ohio
Georgia Recycling Services, Inc.	Delaware
Giles Road Landfill TX, LP	Delaware
Golden Triangle Landfill TX, LP	Delaware
Golden Waste Disposal, Inc.	Georgia
Grants Pass Sanitation, Inc.	Oregon
Great Lakes Disposal Service, Inc.	Delaware
Great Plains Landfill OK, LLC	Delaware
Green Valley Landfill General Partnership	Kentucky
Greenridge Reclamation, LLC	Pennsylvania
Greenridge Waste Services, LLC	Pennsylvania
Greenwood Landfill TX, LP	Delaware
Gulf West Landfill TX, LP	Delaware
Gulfcoast Waste Service, Inc.	Florida
H Leasing Company, LLC	Delaware
Hancock County Development Company, LLC	Mississippi
Harland’s Sanitary Landfill, Inc.	Michigan
Harrison County Landfill, LLC	Mississippi
Illiana Disposal Partnership	Indiana

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Illinois Landfill, Inc.	Illinois
Illinois Recycling Services, Inc.	Illinois
Illinois Valley Recycling, Inc.	Illinois
Imperial Landfill, Inc.	California
Independent Trucking Company	California
Ingrum Waste Disposal, Inc.	Illinois
International Disposal Corp. of California	California
Island Waste Services Ltd.	New York
Itasca Landfill TX, LP	Delaware
Jackson County Landfill, LLC	Mississippi
Jasper County Development Company Partnership	Indiana
Jefferson City Landfill, LLC	Delaware
Jefferson Parish Development Company, LLC	Louisiana
Jetter Disposal, Inc.	Iowa
Kandel Enterprises, LLC	Delaware
Kankakee Quarry, Inc.	Illinois
Keller Canyon Landfill Company	California
Keller Drop Box, Inc.	Oregon
Kerrville Landfill TX, LP	Delaware
Key Waste Indiana Partnership	Indiana
La Cañada Disposal Company, Inc.	California
Lake County C & D Development Partnership	Indiana
Lake Havasu LF Services, Inc.	Delaware
Lake Norman Landfill, Inc.	North Carolina
LandComp Corporation	Illinois
Lathrop Sunrise Sanitation Corporation	California
Lee County Landfill SC LLC	Delaware
Lee County Landfill, Inc.	Illinois
Lemons Landfill, LLC	Delaware
Lewisville Landfill TX, LP	Delaware
Liberty Waste Holdings, Inc.	Delaware
Liberty Waste Services Limited, L.L.C.	Delaware
Liberty Waste Services of Illinois, L.L.C.	Illinois
Liberty Waste Services of McCook, L.L.C.	Delaware
Little Creek Landing, LLC	Delaware
Local Sanitation of Rowan County, L.L.C.	Delaware
Loop Recycling, Inc.	Illinois
Loop Transfer, Incorporated	Illinois
Lorain County Landfill, LLC	Ohio
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey
Lucas County Land Development, Inc.	Delaware
Lucas County Landfill, LLC	Ohio
Madison County Development, LLC	Tennessee
Manumit of Florida, Inc.	Florida
Mars Road TX, LP	Delaware
McCarty Road Landfill TX, LP	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
McInnis Waste Systems, Inc.	Oregon
Menands Environmental Solutions, LLC	New York
Mesa Disposal, Inc.	Arizona
Mesquite Landfill TX, LP	Delaware
Mexia Landfill TX, LP	Delaware
Midway Development Company, Inc.	Arizona
Mississippi Waste Paper Company	Mississippi
Missouri City Landfill, LLC	Missouri
Morehead Landfill General Partnership	Kentucky
Mountain Home Disposal, Inc.	Delaware
N Leasing Company, LLC	Delaware
NationsWaste Catawba Regional Landfill, Inc.	South Carolina
NationsWaste, Inc.	Delaware
Ncorp, Inc.	Delaware
New Morgan Landfill Company, Inc.	Pennsylvania
New York Waste Services, LLC	Delaware
Newco Waste Systems of New Jersey, Inc.	New Jersey
Newton County Landfill Partnership	Indiana
Noble Road Landfill, Inc.	Ohio
Northeast Landfill, LLC	Delaware
Northlake Transfer, Inc.	Illinois
Oakland Heights Development, Inc.	Michigan
Obscurity Land Development, LLC	Virginia
Oklahoma City Landfill, L.L.C.	Oklahoma
Oscar’s Collection System of Fremont, Inc.	Nebraska
Otay Landfill, Inc.	California
Ottawa County Landfill, Inc.	Delaware
Packerton Land Company, L.L.C.	Delaware
Palomar Transfer Station, Inc.	California
Panama Road Landfill, TX, L.P.	Delaware
Paradise Waste TS, Inc.	Delaware
Peltier Real Estate Company	Oregon
Pinal County Landfill Corp.	Arizona
Pine Hill Farms Landfill TX, LP	Delaware
Pinecrest Landfill OK, LLC	Delaware
Pinehill Landfill TX, LP	Delaware
Pittsburg County Landfill, Inc.	Oklahoma
Pleasant Oaks Landfill TX, LP	Delaware
Polk County Landfill, LLC	Delaware
Port Clinton Landfill, Inc.	Ohio
Portable Storage Co.	Oregon
Preble County Landfill, Inc.	Ohio
Price & Sons Recycling Company	Georgia
Prince George’s County Landfill, LLC	Maryland
PSI Waste Systems, Inc.	Idaho
R.C. Miller Enterprises, Inc.	Ohio

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
R.C. Miller Refuse Service Inc.	Ohio
Rabanco Companies	Washington
Rabanco Recycling, Inc.	Washington
Rabanco, Ltd.	Washington
Ramona Landfill, Inc.	California
RCS, Inc.	Illinois
Resource Recovery, Inc.	Kansas
Rio Grande Valley Landfill TX, LP	Delaware
Risk Services, Inc.	Delaware
Rock Road Industries, Inc.	Missouri
Ross Bros. Waste & Recycling Co.	Ohio
Rossman Sanitary Service, Inc.	Oregon
Roxana Landfill, Inc.	Illinois
Royal Holdings, Inc.	Michigan
Royal Oaks Landfill TX, LP	Delaware
S & S Recycling, Inc.	Georgia
S Leasing Company, LLC	Delaware
Saline County Landfill, Inc.	Illinois
San Diego Landfill Systems, LLC	California
San Marcos NCRRF, Inc.	California
Sand Valley Holdings, L.L.C.	Delaware
Sangamon Valley Landfill, Inc.	Delaware
Sanitary Disposal Service, Inc.	Michigan
Sauk Trail Development, Inc.	Michigan
Show-Me Landfill, LLC	Delaware
Shred — All Recycling Systems Inc.	Illinois
Source Recycling, Inc.	Oregon
South Central Texas Land Co. TX, LP	Texas
Southeast Landfill, LLC	Delaware
Southwest Landfill TX, LP	Delaware
Springfield Environmental General Partnership	Indiana
St. Bernard Parish Development Company, LLC	Louisiana
St. Joseph Landfill, LLC	Missouri
Standard Disposal Services, Inc.	Michigan
Standard Environmental Services, Inc.	Michigan
Standard Waste, Inc.	Delaware
Streator Area Landfill, Inc.	Illinois
Suburban Transfer, Inc.	Delaware / Illinois
Suburban Warehouse, Inc.	Illinois
Summit Waste Systems, Inc.	Arizona
Sunrise Sanitation Service, Inc.	California
Sunset Disposal Service, Inc.	California
Sunset Disposal, Inc.	Kansas
Sycamore Landfill, Inc.	California
Tate’s Transfer Systems, Inc.	Missouri
Taylor Ridge Landfill, Inc.	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Tennessee Union County Landfill, Inc.	Delaware
Tessman Road Landfill TX, LP	Delaware
The Ecology Group, Inc.	Ohio
Thomas Disposal Service, Inc.	Missouri
Tippecanoe County Waste Services Partnership	Indiana
Tom Luciano’s Disposal Service, Inc.	New Jersey
Total Roll-Offs, L.L.C.	Texas
Total Solid Waste Recyclers, Inc.	New Jersey
Tricil (N.Y.), Inc.	New York
Tri-State Recycling Services, Inc.	Illinois
Tri-State Refuse Corporation	Arizona
Turkey Creek Landfill TX, LP	Delaware
United Disposal Service, Inc.	Oregon
Upper Rock Island County Landfill, Inc.	Illinois
Valley Landfills, Inc.	Oregon
Victoria Landfill TX, LP	Delaware
Vining Disposal Service, Inc.	Massachusetts
Warrick County Development Company	Indiana
Wasatch Regional Landfill, Inc.	Utah
Waste Control Systems, Inc.	Oregon
Waste Services of New York, Inc.	New York
Wastehaul, Inc.	Indiana
Wayne County Land Development, LLC	New York
Wayne County Landfill IL, Inc.	Delaware
WDTR, Inc.	Oregon
Webster Parish Landfill, L.L.C.	Delaware
Whispering Pines Landfill TX, LP	Delaware
Willamette Resources, Inc.	Oregon
Williams County Landfill Inc.	Ohio
Willow Ridge Landfill, LLC	Delaware
WJR Environmental, Inc.	Washington
Woodlake Sanitary Service, Inc.	Minnesota